SYN-2510 Program Overview August 2024 Nasdaq: TIL │ www.instilbio.com

Forward Looking Statements 2 This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “anticipates,” “believes,” “expects,” "expected,” “exploring,” “future,” “intends,” “may,” “plans,” “potential,” “projects,” and “will” or similar expressions are intended to identify forward-looking statements. Forward-looking statements include express or implied statements regarding our expectations with respect to the license and collaboration agreement with ImmuneOnco, the therapeutic potential of SYN-2510 and SYN-27M, clinical development of SYN-2510 and SYN-27M and the generation of clinical data for SYN-2510 and SYN-27M; concerning or implying our ability to acquire and develop new product candidates; our research, development and regulatory plans for our product candidates; our expectations regarding our capital position, resources, and balance sheet and the lease of our U.S. manufacturing facility with respect thereto, and the potential impact thereof on development of any product candidates; and other statements that are not historical fact. Forward-looking statements are based on management's current expectations and are subject to various risks and uncertainties that could cause actual results to differ materially and adversely from those expressed or implied by such forward-looking statements, including risks and uncertainties associated with acquiring additional product candidates, the costly and time-consuming drug product development process and the uncertainty of clinical success; the risks inherent in relying on collaborators and other third parties, including for manufacturing and generating clinical data, and the ability to rely on any such data from clinical trials in China in regulatory filings submitted to regulatory authorities outside of China; the risks and uncertainties related to successfully initiating, enrolling, completing and reporting data from clinical studies, particularly collaborator-led clinical trials, as well as the risks that results obtained in any clinical trials to date may not be indicative of results obtained in ongoing or future trials and that our product candidates may otherwise not be effective treatments in their planned indications; risks related to macroeconomic conditions, including as a result of international conflicts and U.S.-China trade and political tensions, as well as interest rates, inflation, and other factors, which could materially and adversely affect our business and operations; the risks and uncertainties associated with the time-consuming and uncertain regulatory approval process and the sufficiency of our cash resources; and other risks and uncertainties affecting us and our plans and development programs, including those discussed in the section titled “Risk Factors” in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2024 to be filed with the SEC, as well as our other filings with the SEC. Additional information will be made available in other filings that we make from time to time with the SEC. Accordingly, these forward-looking statements do not constitute guarantees of future performance, and you are cautioned not to place undue reliance on these forward-looking statements. These forward-looking statements speak only as the date hereof, and we disclaim any obligation to update these statements except as may be required by law.

Potential best-in-class PD-L1xVEGF bispecific in multiple solid tumor indications 3 Phase 1 RightsIndication TNBC: triple-negative breast cancer; HCC: hepatocellular carcinoma; RCC: renal cell carcinoma; HR+ BC: hormone receptor positive breast cancer; NSCLC: non-small cell lung cancer IIT: investigator-initiated trial *SynBioTx, Inc is a wholly-owned subsidiary of Instil Bio Phase 2 SYN-2510 – PD-L1xVEGF bispecific antibody Phase 3 Monotherapy Preclinical TNBC HCC Rare solid tumors RCC Squamous NSCLC + Chemo Undisclosed NSCLC TNBC HR+ BC + SYN27M Monotherapy SYN-27M – Next-generation CTLA-4 antibody SynBioTx, Inc* (Global ex-Greater China)

Key features of SYN-2510, bispecific PD-L1xVEGF antibody 4 Differentiated design • VEGF trap • ADCC-enhanced Collaboration with ImmuneOnco (HKEX:1541) • In China, opportunity to leverage proof-of- concept data generation and accelerate clinical development Combination of validated oncology mechanisms • PD-L1 blockade • VEGF blockade • PD-(L)1xVEGF bispecifics have demonstrated superiority over standard of care and/or compelling clinical activity Intellectual Property • Composition of matter coverage through 2040 (US)

5 Key Competitor Landscape Anti-PD-L1 VHH Silenced Fc (LALA) Anti-VEGF-A Anti-VEGF-A Anti-PD-1 Anti-PD-L1 VEGF Trap ADCC- enhanced SYN-2510 BNT327 (Biotheus / BioNTech) Ivonescimab (Akeso / Summit) VEGF binding VEGF-A, VEGF-B, PLGF VEGF-A VEGF-A PD-1 or PD-L1 PD-L1 PD-L1 PD-1 ADCC Enhanced ADCC None None Key clinical data Multiple responses in patients w/ prior PD-1 in Phase 1a trial 1L NSCLC: 47% ORR 1L TNBC: 79% ORR 2L SCLC: 61% ORR Superiority over Keytruda® in 1L NSCLC Approved in 2L EGFRm NSCLC

PD-1xVEGF bispecific ivonescimab has demonstrated superior outcomes when added to standard of care 6 • Ivonescimab (PD-1xVEGF bispecific) + chemo outperforms chemo alone in 2L EGFRm+ NSCLC • Setting where Keytruda® failed* • Approved in 2L EGFRm NSCLC in China Source: Summit Therapeutics ASCO 2024 Presentation *KEYNOTE-789 (Keytruda®)

PD-1xVEGF bispecific ivonescimab has demonstrated superiority vs Keytruda® 7 • Ivonescimab (PD-1xVEGF bispecific) monotherapy outperforms Keytruda® monotherapy in 1L NSCLC • First randomized phase 3 trial reported of a regimen outperforming standard-of- care Keytruda® Source: Summit Therapeutics press release, May 30, 2024

PD-L1xVEGF bispecific BNT327 has demonstrated compelling evidence of activity in multiple solid tumors 8 • BNT327 has demonstrated high ORR % and deep responses in patients with NSCLC, small cell lung cancer (SCLC) and triple- negative breast cancer (TNBC) Source: BioNTech Q2 2024 earnings presentation

SYN-2510: potential best-in-class PD-L1xVEGF bispecific 9 VEGF receptor trap binds multiple VEGF receptor ligands beyond VEGF-A for broader anti- angiogenic activity ADCC-enhanced antibody designed to induce direct killing of immune- suppressive PD-L1+ tumor cells

SYN-2510 binds multiple VEGF receptor ligands 10 VEGF receptor trap binds multiple VEGF receptor ligands beyond VEGF-A for broader anti- angiogenic activity Avastin® SYN-2510 0.00010.001 0.01 0.1 1 10 100 1000 0 1 2 3 4 5 Concentration (nM) O D 4 5 0 VEGF-A VEGF-B VEGF-C VEGF-D PIGF 0.00010.001 0.01 0.1 1 10 100 1000 0 1 2 3 4 5 Concentration (nM) O D 4 5 0 VEGF-A VEGF-B VEGF-C VEGF-D PIGF Source: ImmuneOnco internal data on file

SYN-2510 has enhanced ADCC activity 11 ADCC-enhanced antibody designed to induce direct killing of immune- suppressive PD-L1+ tumor cells SYN-2510 ADCC SYN-2510 SYN-25 Atezolizumab Avastin Source: ImmuneOnco internal data on file

SYN-2510 achieved multiple responses in patients with prior PD-1 inhibitor during dose escalation 12 Thymus adenosqumous carcinomaSquamous NSCLC Squamous NSCLC Thymus adenosquamous carcinoma SYN-2510 completed dose escalation up to 20 mg/kg Q2W with a manageable safety profile and no observed dose-limiting toxicities (DLT) Source: ImmuneOnco internal data on file

ImmuneOnco collaboration provides opportunity to accelerate global clinical development of SYN-2510 • Collaboration with ImmuneOnco (HKEX:1541), a Hong Kong-listed biotech developing SYN-2510/IMM2510 in China • Potential opportunities to utilize ImmuneOnco’s clinical dataset: ▪ Proof-of-concept in tumor types and subpopulations ▪ Supporting FDA regulatory filings ▪ As part of global trial to support potential registrational filings • SynBioTx, Inc.* has exclusive rights for SYN-2510 outside of Greater China and may collaborate with ImmuneOnco for China development of SYN-2510 to expand enrollment in indications of interest, explore novel combinations, and generate data to support potential future global clinical trials 13 *SynBioTx, Inc. is a wholly-owned subsidiary of Instil Bio

Recent Corporate Update (Q2’24 Earnings PR) 14

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